UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 4, 2006

PAINCARE HOLDINGS, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

FLORIDA	1-14160	06-1110906)
----------------------------	----------------	-------------
(STATE OR OTHER JURISDICTION	(COMMISSION FILE	(IRS EMPLOYER
OF INCORPORATION OR	NUMBER)	IDENTIFICATION NUMBER)
ORGANIZATION)

1030 NORTH ORANGE AVENUE, SUITE 105 ORLANDO, FLORIDA 32801

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES INCLUDING ZIP CODE)

(407) 367-0944

(REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

(407) 367-0950

(REGISTRANT'S FACSIMILE NUMBER, INCLUDING AREA CODE)

WWW.PAINCAREINC.COM
(REGISTRANT'S WEBSITE ADDRESS)

ITEM 2.02   Results of Operations and Financial Condition

On May 4, 2006, PainCare Holdings, Inc. announced estimated financial results with for the year ended December 31, 2005, estimated financial results with respect to the restatements for the years ended December 31, 2004, and December 31, 2003, and instructions regarding its earnings conference call.

A copy of the earnings press release is hereby furnished as Exhibit 99.

ITEM 9.01  Financial Statements and Exhibits

(c)	Exhibits.

99.1 Press release dated May 4, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated May 4, 2006	PAINCARE HOLDINGS, INC.

By: /s/ Randy Lubinsky
Randy Lubinsky Chief Executive Officer and Director